THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Variable Appreciable Account

PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Appreciable Account
Pruco Life Variable Universal Account

PRUCO INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated October 20, 2017,
to
Prospectuses dated May 1, 2017,
for
PruLife® Custom Premier II Variable Universal Life Contracts,
VUL Protector® Variable Universal Life Contracts,
Variable Appreciable Life Insurance Contracts,
MPremierSM VUL Contracts,
M PremierSM VUL Protector Contracts, and
PruLife® SVUL Protector® Contracts

This Supplement should be read and retained with the current Prospectus for your Variable Life Insurance Contract. This Supplement is intended to update certain information in the Prospectus for your Variable Life Insurance Contract. If you would like another copy of the current Prospectus, please contact us at (800) 778-2255.

We were notified on October 18, 2017 of a systems issue with a third-party service provider utilized by certain Trusts whose Portfolios are made available in our products. As a result of the systems issue, unit values and performance information of the impacted Portfolio Sub-accounts, beginning on October 18, 2017, are not representative of certain Portfolio activity. We will update the unit values and performance information, as necessary, as soon as the information is available.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP126
PCP2, PCP214, PCP215, VULP14, VULP15, VAL, MPVUL, MPVULP, SVULP